UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Thompson IM Funds, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THOMPSON LARGECAP FUND ®

THOMPSON MIDCAP FUND ®

THOMPSON BOND FUND ®

(EACH A FUND,” AND COLLECTIVELY, THE “FUNDS”)

Dear Shareholder:

A special meeting of the shareholders of the Funds of Thompson IM Funds, Inc. (“Thompson IM” or the “Company”), will be held at the offices of Quarles & Brady LLP, 33 East Main Street, Suite 900, Madison Wisconsin 53703 on January 30, 2020, at 11:00 a.m. Included with this letter are the Notice, a proxy statement and a proxy card, which are being mailed to shareholders of the Funds on or about December 17, 2019. More information can be found in the Notice and proxy statement that follow. At the Meeting, shareholders will be asked to approve a new advisory agreement between Thompson Investment Management, Inc. and the Company on behalf of each Fund as part of a long-planned transition of the ownership of Thompson Investment Management, Inc. (“TIM” or the “Advisor”) from John W. Thompson to other members of TIM management. The material terms of the proposed new advisory agreement are identical to the material terms of the current advisory agreement.

We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. We ask that you vote FOR the proposal listed in the Notice and proxy statement. To vote, simply fill out the enclosed proxy card — be sure to sign, date and return it to us in the enclosed postage paid envelope. You may also vote online or by telephone by following the instructions on the proxy card.

Your vote is very important to us. Broadridge Financial Solutions, Inc. a proxy solicitation firm, has been engaged to assist shareholders during the solicitation process. Thank you for your response and for your continued investment in the Funds.

Sincerely,

Jason L. Stephens

Chief Executive Officer

Thompson IM Funds, Inc.

THOMPSON LARGECAP FUND ®

THOMPSON MIDCAP FUND ®

THOMPSON BOND FUND ®

ANSWERS TO SOME IMPORTANT QUESTIONS

Q.	What am I being asked to vote “FOR” on this proxy?

A.	At the special meeting (the “Meeting”) of the shareholders of the Funds, shareholders of each Fund will be asked to consider and vote on a proposal to approve a new investment advisory agreement between that Fund and its current investment adviser, TIM, to allow TIM to continue as each Fund’s investment adviser.

Q.	Why am I being asked to approve a new investment advisory agreement?

A.	As part of the long-planned transition of the ownership of TIM, John W. Thompson, who currently holds 100% of the shares of voting common stock of TIM, entered into a Shareholders Agreement with James T. Evans, Penny M. Hubbard, and Jason L. Stephens, three current members of TIM’s management who are extensively involved in the management of the Funds. Under the Shareholders Agreement, Ms. Hubbard and Messrs. Evans and Stephens are expecting to become eligible to exercise options to purchase all of the voting shares of TIM and wish to do so. Upon acquisition of these voting shares of TIM, a change of control of TIM will occur, which by regulation results in an automatic termination of the Funds’ current investment advisory agreement (the “Current Advisory Agreement”). When the options are exercised, assuming they are exercised in full, Ms. Hubbard and Messrs. Evans and Stephens will each hold one-third of the voting shares of TIM.

The Investment Company Act of 1940 (the “1940 Act”) provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser. Such a transfer is often referred to as a “change of control.” Ms. Hubbard’s and Messrs. Evans’s and Stephens’s exercise of the option to purchase the controlling voting shares of TIM will result in a “change of control” of TIM and will result in the assignment and automatic termination of the Funds’ advisory agreement. This requires that shareholders of each Fund approve a New Advisory Agreement (the “New Advisory Agreement”).

Q.	How does the proposed New Advisory Agreement differ from the Current Advisory Agreement?

A.	The material terms of the New Advisory Agreement are identical to the material terms of the Current Advisory Agreement. Importantly, the advisory fee rate with respect to each Fund will not change under the New Advisory Agreement. Because the Current Advisory Agreement is over 15 years old, a number of non-material provisions in the New Advisory Agreement have been updated to reflect current industry practice and to clarify various provisions.

Q.	How will the Anticipated Change of Control affect the shareholders of the Funds?

A.	TIM does not anticipate that the transition will result in any material change for the shareholders of the Funds. TIM will continue to provide advisory services to each Fund on substantially the same terms, and at the same fee rate, as TIM provides those services under the Current Advisory Agreement. Other than the change in TIM’s ownership structure, TIM’s operations are expected to stay the same. For example, Messrs. Evans and Stephens will continue to serve as portfolio managers of each Fund and Ms. Hubbard and Messrs. Evans and Stephens will continue to serve as officers of TIM and the Funds. Upon completion of the change of control, John W. Thompson is expected to resign as a Director of the Funds and Advisor, though he is expected to remain active with TIM, including maintaining an active role in respect of the Funds, in a non-Director capacity.

Q.	Will the total fees payable under the New Advisory Agreement change?

A.	No. The advisory fee rate payable to TIM for each Fund under the New Advisory Agreement will be the same as the rate paid under the Current Advisory Agreement.

Q.	Will the investment objectives, strategies, or risks under the New Advisory Agreement change?

A.	No. The investment objectives, strategies, and risks for each Fund will not change as a result of the New Advisory Agreement.

Q.	Who is bearing the expenses related to the shareholder Meeting?

A.	TIM (and not the Funds) will bear all expenses associated with the shareholder Meeting, including the costs of printing, mailing, tabulating, and soliciting proxies.

Q.	Who is bearing the expenses related to the change of control transaction?

A.	Ms. Hubbard and Messrs. Evans and Stephens are paying a purchase price to Mr. Thompson to acquire the voting shares of TIM, and the parties to this purchase (and not the Funds) are bearing all of the expenses associated with that purchase.

Q.	How do I vote my shares?

A.	You can vote your Fund shares at the Meeting or you can authorize proxies to vote your shares by mail, telephone, or online. Your vote is important regardless of the number of shares you hold. A shareholder may revoke a proxy at any time prior to shares being voted at the meeting by filing an instrument revoking the proxy with the Secretary of the Funds, by submitting a proxy bearing a later date, or by attending and voting at the Meeting in person.

Q.	How does the Board of Directors of the Company recommend that I vote?

A.	After careful consideration, the Board of Directors of the Company has concluded that approval of the New Advisory Agreement is in the best interests of the shareholders of each Fund and unanimously recommends that you vote “FOR” the Proposal.

Q.	What will happen if shareholders of a Fund do not approve the New Advisory Agreement?

A.	If the shareholders of a Fund do not approve the New Advisory Agreement and the change of control described in the Proxy Statement does not occur, TIM would continue to serve as investment adviser to that Fund under the Current Advisory Agreement. If the shareholders of a Fund do not approve the New Advisory Agreement and the change of control described in the Proxy Statement does occur, the Current Advisory Agreement would automatically terminate and TIM would not be able to serve as investment adviser to that Fund. Under these circumstances, the Board would need to consider appropriate action, which could include, among other things, allowing the Fund to operate under an interim advisory agreement with a duration of no more than 150 days, seeking approval of a new investment advisory agreement, or liquidating the Fund.

Q.	What will happen if there are not enough votes to hold the Meeting?

A.	It is important that shareholders vote online or by telephone or complete and return signed proxy cards promptly, but no later than January 29, 2020, to ensure there is a quorum for the Meeting. You may be contacted by a representative of the Company or Broadridge Financial Solutions, Inc., the proxy solicitor engaged for this proxy process, if we do not hear from you. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the Proposal, we may adjourn the Meeting so we can seek more votes.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call Broadridge Financial Solutions, Inc., the proxy solicitation firm, toll free at 800-574-5926. TIM has engaged Broadridge Financial Solutions, Inc. to assist in the solicitation of proxies and to provide informational analysis and support for an estimated $525,000.

THOMPSON IM FUNDS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

THOMPSON LARGECAP FUND ®

THOMPSON MIDCAP FUND ®

THOMPSON BOND FUND ®

(EACH A “FUND,” AND COLLECTIVELY, THE “FUNDS”)

TO BE HELD ON

January 30, 2020

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be Held on January 30, 2020. The proxy statement to shareholders is available at www.thompsonim.com or by calling the Company at 1-800-999-0887.

Notice is hereby given that a special meeting of shareholders of the Funds of Thompson IM Funds, Inc. (the “Company”) will be held at the offices of Quarles & Brady LLP, 33 East Main Street, Suite 900, Madison Wisconsin 53703 on January 30, 2020, at 11:00 a.m., to vote on the following proposals:

Proposal	Shareholders entitled to vote	Page
(1) To approve a proposed New Advisory Agreement between Thompson Investment Management, Inc. and the Company, on behalf of each Fund.	Shareholders of each Fund, voting separately by Fund.	9
(2) To conduct any other business that may properly come before the Meeting, or adjournment thereof.

Shareholders of record of a Fund on November 22, 2019 (the “Record Date”) are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals.

Persons named as proxies will vote “FOR” any such proposal, including any proposed adjournment, with regard to those proxies for which they are entitled to vote in favor and will vote “AGAINST” any such proposal, including any proposed adjournment, with regard to those proxies that state they should be voted against such proposal.

Your vote is important to us. Thank you for taking the time to consider these important proposals.

By Order of the Board of Directors of

Thompson IM Funds, Inc.

Lesley T. Bailey

Secretary

Thompson IM Funds, Inc.

December 17, 2019

IMPORTANT

Whether or not you plan to attend the meeting in person, please vote your shares. We ask that you vote promptly to avoid expense of further solicitation.

To vote by any of the following methods, please read the Proxy Statement and follow the instructions below.

1.            To vote online please have your Proxy Card at hand, go to the website that appears on your Proxy Card, and follow the simple instructions.

2.            To vote by telephone please have your Proxy Card at hand, call the telephone number that appears on your Proxy Card, enter the control number that appears on the Proxy Card, and follow the simple instructions.

3.            To vote by mail enclose your voted and signed (in ink) Proxy Card in the postage paid envelope provided and send to the address on the envelope

Some shareholders hold shares in more than one Fund and may receive proxy cards and/or proxy materials for each Fund owned.

We encourage you to vote by telephone or online using the control number that appears on the enclosed Proxy Card. Use of telephone or online voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If voting by telephone or online, you do not need to mail back your Proxy Card.

THOMPSON IM FUNDS, INC.

PROXY STATEMENT

FOR SPECIAL MEETING OF SHAREHOLDERS OF

THOMPSON LARGECAP FUND ®

THOMPSON MIDCAP FUND ®

THOMPSON BOND FUND ®

(EACH A “FUND,” AND COLLECTIVELY, THE “FUNDS”)

TO BE HELD ON

January 30, 2020

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Directors”) of Thompson IM Funds, Inc. (the “Company”), on behalf of the Funds, for use at a special meeting of shareholders of the Company to be held at the offices of Quarles & Brady LLP, 33 East Main Street, Suite 900, Madison Wisconsin 53703, on January 30, 2020, at 11:00 a.m., or at such later time made necessary by any and all adjournments or postponements thereof (the “Meeting”). The Company’s principal executive offices are located at 1255 Fourier Drive, Suite 200, Madison, Wisconsin 53717. This Proxy Statement, the Notice of Special Meeting and the proxy card are being mailed to shareholders of the Funds on or about December 17, 2019.

     The Funds provide periodic reports to shareholders of the Funds, which highlight relevant information about each Fund, including investment results and a review of portfolio investments. You may receive an additional copy of the most recent annual report and semi-annual report of the Funds, without charge, by calling 1-800-999-0887, by downloading those reports from the Company’s website at www.thompsonim.com or by writing to:

Thompson IM Funds, Inc.

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, Wisconsin 53202

     The Funds’ investment adviser is Thompson Investment Management, Inc. (“TIM” or the “Advisor”), 1255 Fourier Dr., Suite 200, Madison, Wisconsin 53717. TIM also acts as administrator to the Funds. The Funds’ principal underwriter is Quasar Distributors, LLC (“Quasar” or the “Underwriter”), 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Introduction

The Board is soliciting proxies from shareholders of the Funds with respect to approval of a proposed New Advisory Agreement between Thompson Investment Management, Inc. and the Company, on behalf of each Fund.

As part of the long-planned transition of the ownership of TIM, John W. Thompson, who currently holds 100% of the shares of voting common stock of TIM, entered into a Shareholders Agreement with James T. Evans, Penny M. Hubbard, and Jason L. Stephens, three current members of TIM’s management who are extensively involved in the management of the Funds. Under the Shareholders Agreement, Ms. Hubbard and Messrs. Evans and Stephens are expecting to become eligible to exercise options to purchase in the aggregate all of the voting shares of TIM and wish to do so. Upon acquisition of these voting shares of TIM a change of control of TIM will occur, which by regulation results in an automatic termination of the Funds’ current investment advisory agreement (the “Current Advisory Agreement”). When the options are exercised, assuming they are exercised in full, Ms. Hubbard and Messrs. Evans and Stephens will each hold one-third of the voting shares of TIM.

The Investment Company Act of 1940 (the “1940 Act”) provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser. Such a transfer is often referred to as a “change of control.” Ms. Hubbard’s and Messrs. Evans’s and Stephens’s exercise of the options to purchase all of the voting shares of TIM will result in a “change of control” of TIM and will result in the assignment and automatic termination of the Funds’ advisory agreement. This requires that shareholders of each Fund approve a New Advisory Agreement (the “New Advisory Agreement”).

The Advisor anticipates complying with the requirements of Section 15(f) of the 1940 Act. Section 15(f) provides that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of an investment advisory agreement if, for a period of three years after the time of such a transaction, at least 75% of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) of the new or old investment adviser; and, if, for a two-year period, there is no “unfair burden” imposed on any such investment company as a result of the transaction. The Board currently satisfies the 75% requirement of Section 15(f) and the Advisor has represented to the Board that it will use its best efforts to ensure compliance with the unfair burden condition for as long as the requirements of Section 15(f) apply. Furthermore, it is anticipated that John W. Thompson who is an “interested” director of the Funds by virtue of his relationship with TIM, will resign from the Board of the Funds upon the completion of the change of control transaction described in this Proxy Statement.

Summary of Proposal and Funds Affected

The shareholders of all of the Funds, voting separately, will be entitled to vote at the Meeting on the proposal being presented for shareholder consideration. The following proposals are to be voted on at the Meeting:

Proposal	Shareholders entitled to vote	Page
(1) To approve a proposed New Advisory Agreement between Thompson Investment Management, Inc. and the Company, on behalf of each Fund.	Shareholders of each Fund, voting separately by Fund.	9
(2) To conduct any other business that may properly come before the Meeting, or adjournment thereof.

Although the Directors do not anticipate any other items of business being brought before the Meeting, the accompanying proxy gives discretionary authority to the individuals named in the proxy with respect to any other matters that might properly be brought before the Meeting. Those individuals intend to vote all proxies in accordance with their best judgment and in the interest of the Company and each Fund.

PROPOSAL 1: TO APPROVE A NEW ADVISORY AGREEMENT

        Terms of New Advisory Agreement

The Board recommends the shareholders of each Fund adopt the New Advisory Agreement between the Company, on behalf of each Fund, and the Advisor. The material terms of the New Advisory Agreement are identical to the material terms of the Current Advisory Agreement and, if approved by the shareholders, will replace the Current Advisory Agreement. Like the Current Advisory Agreement, under the New Advisory Agreement the Advisor will continue to be responsible for managing the investment and reinvestment of each Fund’s assets. In addition, fees paid to the Advisor by each Fund under the New Advisory Agreement will be calculated at the same rate as the fees paid by that Fund under the Current Advisory Agreement. Like the Current Advisory Agreement, under the New Advisory Agreement, the Advisor will accept an annual management fee from each of the Funds as its full compensation for the services contemplated by the New Advisory Agreement. This management fee is computed on each day based on the value of net assets on such day.

The New Advisory Agreement clarifies and expands upon a number of concepts as compared to the Current Advisory Agreement. The New Advisory Agreement clarifies the Advisor’s authority to place orders with futures commission merchants, to give instructions to custodians, and to engage sub-advisers (although the Advisor does not anticipate engaging any sub-advisers in the foreseeable future). The New Advisory Agreement clarifies the Advisor’s best execution obligations and that the Company’s indemnification obligations extend to the directors, officers, employees, and other corporate agents of the Advisor in addition to the Advisor itself. The New Advisory Agreement clarifies that the Advisor only may look to a particular Fund (and not any of the other Funds or the Company generally) to satisfy an obligation that was assumed by that Fund. The New Advisory Agreement adds an express acknowledgment by the Company that the directors, officers, agents, and shareholders of the Company or of the Advisor are or may in the future become interested persons of the Advisor or Company, and that the Advisor is or may become interested in the Company and any Fund, as well as of the Advisor’s authority to effect brokerage transactions through its affiliates.

As discussed above, under the New Advisory Agreement, the management fee is computed on each day based on the value of net assets on such day. The New Advisory Agreement clarifies that net asset value would be computed in the event the determination of net asset value were suspended based on the net asset value as of the last business day prior to that suspension. It further clarifies how it would be computed if the New Advisory Agreement were terminated prior to the end of any month.

The New Advisory Agreement and the Current Advisory Agreement have different effective dates. From the new effective date, the New Advisory Agreement, if approved by shareholders, will remain in force for an initial term of two years, and from year to year thereafter, so long as each such latter continuance is approved at least annually by (a) the vote of a majority of the Board of Directors of the Company who are not parties to the New Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (b) either by a vote of a majority of the Board or by vote of a majority of the outstanding shares of such Fund (as defined with respect to voting securities in the 1940 Act). The New Advisory Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding shares of such Fund on 60 days’ written notice to the Advisor, or by the Advisor at any time, without the payment of any penalty, on 60 days’ written notice to the Company. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The form of the New Advisory Agreement is provided in Exhibit A to this Proxy Statement.

Terms of Current Advisory Agreement

The Current Advisory Agreement is dated January 16, 2004, and was last submitted to a vote of shareholders of the Funds on January 16, 2004, at which time the shareholders of the Funds approved the Current Advisory Agreement.

The Current Advisory Agreement was last approved by a vote of a majority of the Board of Directors, including a majority of the Directors who are not parties to the Agreement or “interested persons” of the Funds as that term is defined in the 1940 Act (the “Independent Directors”) at its meeting on November 13, 2019. The Board of Directors of the Funds, including all of the Independent Directors, voted unanimously to renew the Current Advisory Agreement between the Funds and Thompson Investment Management, Inc. for each of the LargeCap Fund, the MidCap Fund and the Bond Fund.

The Advisor accepts an annual management fee from each of the Funds as its full compensation for the services performed under the Current Advisory Agreement. Under the Current Advisory Agreement, the management fee for the LargeCap Fund is at the annual rate of 1.00% of the first $50 million average daily net assets of the Fund and 0.90% of average daily net assets in excess of $50 million. The management fee of the MidCap Fund is at the annual rate of 1.00% of the first $50 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $50 million. The management fee of the Bond Fund is at the annual rate of 0.65% of the first $50 million of average daily net assets of the Fund and 0.60% of average daily net assets in excess of $50 million. The advisory fee rate with respect to each Fund will not change under the New Advisory Agreement

Fees

During the last fiscal year, each Fund paid the following aggregate advisory fees to the Advisor:

Fund	Aggregate Amount of Advisory Fees Paid to the Advisor by the Fund
LargeCap Fund	$1,205,393
MidCap Fund	$500,716
Bond Fund	$18,246,585

The following table sets forth the aggregate administrative and accounting fees paid to TIM for fiscal year ended November 30, 2018:

Fund	Fees for Administrative and Accounting Services
LargeCap Fund	$122,094
MidCap Fund	$65,172
Bond Fund	$849,233

Information about the Advisor

Thompson Investment Management, Inc. is a Delaware corporation having its main office located at 1255 Fourier Drive, Suite 200, Madison, Wisconsin 53717. The Advisor is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and acts as investment adviser and administrator to the Funds.

As of the date of this Proxy Statement, the control person of the Advisor is John W. Thompson who owns 100% of the 2,000 shares of voting common stock outstanding. Ms. Hubbard and Messrs. Evans and Stephens each own shares of nonvoting common stock of the Advisor as of the date of this Proxy Statement.

Since the beginning of the most recently completed fiscal year of the Funds, Jason L Stephens, who is an interested director of the Funds, purchased 3,334 shares of the nonvoting common stock of the Advisor from John W. Thompson for aggregate consideration of $913,033.80 cash pursuant to the Shareholders Agreement. The Shareholders Agreement requires that John W. Thompson resign as a Director of the Funds and Advisor as part of the transition plan for the Advisor, though Mr. Thompson is expected to remain active with TIM, including maintaining an active role in respect of the Funds, in a non-Director capacity.

The Advisor does not advise any other funds, including any other funds that pursue investment objectives similar to those of the Funds.

Current Officers of the Advisor

Set forth below is a list of the directors and officers of TIM, together with information as to any other business, profession, vocation or employment of a substantial nature of those directors and officers during the past two fiscal years. The address of each director or officer is 1255 Fourier Dr., Suite 200, Madison, Wisconsin 53717.

Name of Directors and Officers	Position(s) Held with Advisor, Principal Occupation(s)	Other Affiliations
John W. Thompson	• President and Chairman of TIM • A Chartered Financial Analyst	• Director of the Company since 1987; President of the Company since January 2009; Chief Executive Officer of the Company from 2005 to March 31, 2015.
Jason L. Stephens	• Chief Executive Officer and Secretary of TIM • Portfolio Manager of TIM since 2007 • A Chartered Financial Analyst	• Director of the Company since 2011; Chief Executive Officer of the Company since March 31, 2015.
James T. Evans	• Chief Investment Officer of TIM • Portfolio Manager of TIM since 2008 • A Chartered Financial Analyst	• Vice President of the Company since 2009.
Penny M. Hubbard	• Vice President of TIM since 2004	• Chief Financial Officer and Treasurer of the Company since 2005.
Nedra S. Pierce	• Chief Compliance Officer of TIM • Director of Business Development of TIM from 2004 to 2006 and since 2010	• Chief Compliance Officer of the Company since 2006.
Colleen Curliss	• Chief Financial Officer	• None.

Current Directors and Officers of the Company

Name of Company Officers and Directors	Position(s) Held with Company
Independent Directors:
George E. Austin	• Director since 2011
Cornelia Boyle	• Director since 2015
Patricia Lipton	• Chairman since 2018 • Director since 2007
Joyce Minor	• Director since 2019
Interested Directors and Officers:
Jason L. Stephens	• Director since 2011 • Chief Executive Officer since 2015 • Vice President from 2009 to 2015
John W. Thompson	• Director since 1987 • President since 2009 • Chief Executive Officer from 2005 to 2015
James T. Evans	• Vice President since 2009
Penny M. Hubbard	• Chief Financial Officer and Treasurer since 2005
Nedra S. Pierce	• Chief Compliance Officer since 2006
Lesley T. Bailey	• Secretary since 2010
Sarah M. Baumgartner	• Assistant Secretary since 2012

Evaluation of the New Advisory Agreement by the Board of Directors of the Company

At its meeting on November 13, 2019, the Board of Directors of the Funds voted unanimously to approve the New Advisory Agreement between the Funds and the Advisor for each of the LargeCap Fund, the MidCap Fund, and the Bond Fund (each of these series of the Funds is sometimes referred to as a “Fund” in this section) and to recommend that the shareholders of each of the Funds approve the New Advisory Agreement. This approval included the approval of all of the Directors who are not parties to the New Advisory Agreement or “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Directors”).

The Board’s approval was based on its consideration and evaluation of a variety of factors, including: (1) the nature, extent, and quality of the services provided by the Advisor; (2) the performance of each of the Funds in comparison to its benchmark index and to a peer group of mutual funds; (3) the management fees and total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds and with respect to fees charged by the Advisor to other clients whose assets are managed under similar objectives and strategies; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders. The Board generally viewed these factors in their totality, with no single factor serving as the principal reason for determining whether to approve the New Advisory Agreement and with individual Board members giving different weight to different factors.

In connection with the approval process, both the Independent Directors as well as the full Board met separately in person on November 13, 2019, and the full Board met by telephone on November 7, 2019, to consider information relevant to the approval process. The Independent Directors and the full Board are referred to collectively as the “Board” in this section.

To facilitate evaluation of the New Advisory Agreement, the Board worked with the Advisor and independent legal counsel to request, obtain, and review information prepared or compiled by the Advisor as well as an independent analysis of each Fund’s performance, expenses, and profitability prepared by Broadridge, a leading independent provider of data for independent directors of investment companies for purposes of their review of investment advisory agreements. Information reviewed included a memorandum from Fund counsel discussing the fiduciary duty of Directors under Section 15(c) of the Act; an executive summary and memorandum from Fund management providing its recommendation for approval of the New Advisory Agreement; the Advisor’s analysis of profitability of the Advisor through its relationship with the Funds, including under the Current Advisory Agreement to the Advisor and the New Advisory Agreement as well as the profitability of related service contracts with the Advisor; a separate profitability comparison prepared by Broadridge; a detailed statistical report from Broadridge comparing each Fund’s respective performance and expenses with both a comparison “group” and a comparison “universe” and a report from Broadridge outlining its methodology in preparing that report; supplementary performance information as of the most recent calendar quarter for the Funds, including a comparison of each Fund’s performance to an applicable category of funds as determined by Morningstar, Inc., a ranking service widely recognized in the mutual fund industry; information regarding the composition of and fees charged for standardized investment products offered to separately managed account clients of the Advisor; the Advisor’s Form ADV, which, among other things, showed fees charged by the Advisor to manage the investments of other clients with objectives and programs similar to the Funds; the New Advisory Agreement (including a comparison of the New Advisory Agreement and the Current Advisory Agreement) and other service agreements with the Advisor; and background information on the Funds’ portfolio managers and reports from the Funds’ Chief Compliance Officer. In addition, the Board had received and considered detailed information on the Funds’ investment performance and expenses at each of its quarterly meetings during the year as well as in-person reports from the Fund’s portfolio managers and reports from the Funds’ Chief Compliance Officer. Throughout the review and approval process, the Independent Directors were represented by independent legal counsel. The Board consulted with independent legal counsel and the Advisor throughout the review and approval process to evaluate the information provided, including the methodology employed by Broadridge in the reports produced for the Board, and to confirm that the content of the information produced as a result of its follow-up requests was satisfactory.

The Board considered the nature, extent, and quality of services provided by the Advisor, including services required to be provided under the New Advisory Agreement, services required to be provided under other agreements with the Advisor and with affiliates of the Advisor, and additional services provided by the Advisor that were not required under any of those agreements. The Board considered the background and experience of the Funds’ portfolio managers, other advisory personnel, compliance personnel, and other support personnel. It noted that in addition to considering these factors at this meeting, it had also considered many of these factors during the course of its quarterly meetings over the past year as well as at its November 7 special telephonic meeting. The Board noted that, in addition to investment management and broker-selection services, the Advisor prepares compliance and other materials for each of the Board’s meetings; provides office space, equipment, information technology and administrative services necessary for operation of the Funds; and performs regular compliance and risk-analysis functions for the Funds. The Board discussed differences between the New Advisory Agreement and the Current Advisory Agreement, noting in particular that the nature, extent, and quality of services provided by the Advisor were not expected to change in any material respect under the New Advisory Agreement. The Board observed that the portfolio managers of the Funds were expected to remain the same and that the compensation payable to the Advisor under the New Advisory Agreement is the same as that under the Current Advisory Agreement. The Board considered that the Advisor has agreed to bear the expenses associated with obtaining shareholder approval of the New Advisory Agreement. The Board considered that the Advisor had represented to the Board that it will use its best efforts to comply with the conditions of Section 15(f) of the Investment Company Act of 1940, as amended, including that no “unfair burden” (as defined in the Investment Company Act of 1940) will be imposed on a Fund as a result of the Change of Control of the Advisor for so long as the requirements of Section 15(f) apply. The Board determined that the terms of the New Advisory Agreement were reasonable and that all material terms of the New Advisory Agreement were materially similar to those provided under the Current Advisory Agreement. The Board believed that the nature, extent, and quality of services provided by the Advisor were comparable to those provided by advisors to comparable funds and that such services were adequate for the Funds’ needs, and were being performed by the Advisor in a competent and appropriate manner.

The Board reviewed the one-, two-, three-, four-, five- and ten-year investment performances of each Fund.

The Board observed that the investment performance for the LargeCap Fund was near the median of its Broadridge performance group for the three- and ten-year periods, although it ranked in the bottom 20 percent for the one-, two- and four-year periods and the bottom 40 percent for the five-year period and compared less favorably relative to its performance universe, in which it ranked in the bottom 20 percent for all but the three- and ten-year periods.

The Board observed that the performance of the MidCap Fund ranked in the top 60 percent of both its performance group and performance universe for the ten-year period, but in the bottom 40 percent or bottom 20 percent for all other periods.

The Board noted that the Bond Fund ranked in the top 20 percent of both its performance group and its performance universe for every period measured other than the one-year period, for which it ranked in the bottom 20 percent.

After considering the performances of the LargeCap Fund, MidCap Fund, and Bond Fund, the Board determined that relative to the performances of comparable funds and to each Fund’s benchmark index, the performance of each Fund was within an acceptable range and was generally in line with its expectations in light of current market conditions and the strategies employed by the Advisor.

In reviewing the cost of services provided to the Funds and profits realized by the Advisor from these relationships, the Board compared information relating to the various management fees charged to separately managed accounts of the Advisor that have relatively analogous investment objectives as those of a Fund. Among the information reviewed by the Board was information relating to standardized investment products offered to separately managed account clients of the Advisor. The Board determined that these standardized products in most instances had investment objectives and styles that were sufficiently different from the investment objectives and styles of any of the Funds so as to make the comparison inapt. With respect to those standardized products available to separately managed account clients of the Advisor that the Board determined to be sufficiently similar in investment objective and strategy to a Fund to be relevant for comparative purposes, the Board determined that in light of the significantly different level of services and resources required for the management of these products and the Funds, the management fees charged by the Advisor with respect to each of the Funds were reasonable relative to the management fees charged by the Advisor with respect to the relevant standardized separately managed account product.

The information provided by Broadridge indicated that the advisory fees of the LargeCap Fund, after taking into account the waiver of a portion of those fees, were in the highest 40 percent of the Fund’s Broadridge comparison group and highest 20 percent of the Fund’s comparison universe. That information indicated that the actual total expense ratio of the LargeCap Fund was among the highest 40 percent of its comparison universe, although its actual total expense ratio was in the middle quintile of its comparison group. The Board observed that the Advisor was proposing to institute a more substantial fee waiver that would further lower the ceiling on the maximum total expense ratio that the Fund could incur from 1.03 percent to 0.99 percent of average daily net assets of the Fund. After taking into account all of these considerations, the Board determined that the management fee and total expense ratio of the LargeCap Fund were reasonable.

The Board noted that the MidCap Fund’s contractual management fee ranked among the highest 40 percent of funds in the MidCap Fund’s Broadridge comparison group, though after taking into account the waiver of a portion thereof by the Advisor, its actual management fees and total expenses ranked in the middle quintile of its comparison group. The Board observed that the total expense ratio and the non-management expense ratio of the Fund continued to be relatively high as compared to the Fund’s Broadridge comparison universe, but that the total expense ratio of the Fund compared somewhat more favorably relative to the Fund’s comparison group. The Board observed that the opportunity existed for the total expense ratio, and in particular non-management expenses, to further decline as the MidCap Fund grows in assets. The Board considered that the Advisor was proposing to continue the fee waiver for the Fund, capping the maximum total expense ratio that the Fund could incur at 1.15 percent. After taking into account all of these considerations, the Board determined that the management fee and total expense ratio of the MidCap Fund were reasonable.

The Board noted that the Bond Fund’s contractual management fee was among the highest of its Broadridge comparison group and that its actual management fee was the highest of both its comparison group and comparison universe. The Board also noted, however, that the Fund’s total expense ratio was in the lowest 40 percent of its Broadridge comparison group and bottom 60 percent of its comparison universe, which the Board determined was reasonable.

With regard to profitability, the Board noted that the Advisor’s pre-tax profitability, before accounting for marketing fees borne by the Advisor, ranked below the median of firms included in the Broadridge analysis, though it ranked somewhat above the median of firms on a post-marketing basis. The Board observed that all of the investment advisors for which profitability information was publicly available and that were included in the Broadridge comparison were publicly traded entities having markedly different marketing strategies from that of the Advisor. The Board determined that the operating margins of the Advisor were reasonable and, after reviewing information provided by Broadridge and reviewing the Advisor’s own analysis, the Board concluded that the cost of services provided by the Advisor and its affiliates to the Funds and the profits realized with respect thereto were reasonable.

The Board also considered whether economies of scale might be realized as the Funds’ assets increase. It noted that the New Advisory Agreement provides for a fee breakpoint at $50 million of assets. This breakpoint is equal to ten basis points for the LargeCap Fund and MidCap Fund and five basis points for the Bond Fund. The Board considered that an increase in assets could provide economies of scale in the Funds’ operations. However, it noted that the level of assets of both the LargeCap Fund and the MidCap Fund presented no meaningful opportunity for such economies. Therefore the Board concluded that neither Fund was likely to realize material economies of scale until its assets grew significantly. The Board noted that assets in the Bond Fund had continued to trend upward, but determined that the Bond Fund had not yet reached a point where the Fund was realizing any material economies of scale.

The Board considered additional benefits to the Advisor arising from the New Advisory Agreement, such as that the Funds may enhance the Advisor’s reputation as an investment adviser, thereby helping the Advisor to attract other clients and investment personnel. The Board determined that benefits of the sort derived from the New Advisory Agreement were consistent with the benefits received by other advisers to mutual funds.

Based primarily on these considerations, the Board approved the New Advisory Agreement with respect to each Fund.

Required Vote

Proposal 1 requires approval by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund at a meeting at which a quorum is present. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (a) 67% or more of the shares present or represented by proxy at the Meeting if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the Fund’s outstanding shares.

The Board of Directors of the Company Unanimously Recommends

a vote “For” the approval of the new advisory agreement

Additional Information

Voting Information

Shareholders of record of a Fund as of the Record Date are entitled to be present and to vote at the Meeting. Shareholders are entitled to one vote for each Fund share held at the close of business on the Record Date, including a fractional vote for each fractional share of the Fund that they own.

Revocation of Proxies

Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of a Fund giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Company, 1255 Fourier Dr., Suite 200, Madison, Wisconsin 53717) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Company. A superseding proxy may also be executed by voting via telephone or online. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy.

Quorum

The presence in person or by proxy of the holders of a majority of the shares of each Fund must be present at the meeting for a quorum to be present with respect to the Proposal being voted on by the shareholders of that Fund. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment as to a matter may be made by the chairman of the meeting or by the affirmative vote of the holders of a majority of the shares of each of the Funds present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the Proposal, abstentions and broker “non-votes” will be treated as shares voted “Against” the Proposal. Accordingly, shareholders are urged to vote or forward their voting instructions promptly.

Required Vote

The New Advisory Agreement must be approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund, voting separately, at a meeting at which a quorum is present. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (a) 67% or more of the shares present or represented by proxy at the Meeting if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the Fund’s outstanding shares. If the New Advisory Agreement is approved by a Fund’s shareholders, the New Advisory Agreement is expected to become effective upon completion of the change of control transaction described in this Proxy Statement, which is expected to be completed promptly following the date of the Meeting after approval of the New Advisory Agreement with respect to each Fund.

Householding

To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of this Proxy Statement to shareholders having the same last name and address on the Funds’ records, unless the Funds have received contrary instructions from a shareholder. The consolidation of these mailings reduces mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should make a request by writing to the Secretary of the Company, 1255 Fourier Dr., Suite 200, Madison, Wisconsin 53717.

Shareholdings Information as of the Record Date

The chart below indicates the number of shares of each Fund that were outstanding as of the close of business on the Record Date.

Fund	Shares Outstanding
LargeCap Fund	[ # ]
MidCap Fund	[ # ]
Bond Fund	[ # ]

Principal Shareholders of the Fund as of the Record Date

The following table sets forth the names, addresses and percentage ownership of each person who owns of record, or is known to management to own beneficially, 5% or more of a Fund’s outstanding shares as of the Record Date.

Name and Address	Type of Ownership	Percentage Ownership
LARGECAP FUND:
[Person who owns more than 5% of any class of shares of each Fund.]	[ ]	[ % ]
	[ ]	[ % ]
	[ ]	[ % ]
	[ ]	[ % ]
	[ ]	[ % ]
All officers and directors of the Investment Company as a group (11)		[ % ]
MIDCAP FUND:
[Person who owns more than 5% of any class of shares of each Fund.]	[ ]	[ % ]
	[ ]	[ % ]
	[ ]	[ % ]
	[ ]	[ % ]
	[ ]	[ % ]
	[ ]	[ % ]
All officers and directors of the Investment Company as a group (11)		[ % ]
BOND FUND:
[Person who owns more than 5% of any class of shares of each Fund.]	[ ]	[ % ]
	[ ]	[ % ]
	[ ]	[ % ]
	[ ]	[ % ]
	[ ]	[ % ]
All officers and directors of the Investment Company as a group (11)		[ % ]

Other Matters

Shareholder Proposals and Communication with the Board

The Company does not intend to, and is not required to, hold annual Meetings of shareholders, except under certain limited circumstances. The Board has not received any shareholder proposals to be considered for presentation at the Meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of Thompson IM Funds, Inc. 1255 Fourier Dr., Suite 200, Madison, Wisconsin 53717, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

 Shareholders are encouraged to communicate in writing to the Board on matters that are relevant to the management, operation, governance and marketing of the Funds and germane to their interests as shareholders.

Such communications may be sent to the Secretary of the Company, who will review the nature of such communications and forward those he believes in good faith raise serious and relevant matters for consideration by the Board. The Secretary of the Company may seek the assistance of counsel to the Company in determining whether a shareholder communication should be forwarded to the Board. Shareholder communications should be sent to Thompson IM Funds, Inc., Attention: Secretary, 1255 Fourier Dr., Suite 200, Madison, Wisconsin 53717.

Shareholders also have an opportunity to communicate with the Board at Shareholder Meetings. The Company does not have a policy requiring Board members to attend Shareholder Meetings, although such attendance is encouraged.

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote online or by telephone by following the instructions on your proxy card.

THANK YOU FOR VOTING

EXHIBIT A

FORM OF INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this __ day of [            ], 2020, between Thompson IM Funds, Inc., a Wisconsin corporation (the “Corporation”), and Thompson Investment Management, Inc., a Delaware corporation (the “Adviser”).

WITNESSETH

WHEREAS, the Corporation is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Corporation is authorized to issue shares of its Common Stock, $.001 par value per share, in one or more series;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Corporation desires to retain the Adviser to render investment advisory services to certain of its series and the Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.             Appointment of Adviser. The Corporation hereby appoints the Adviser to act as investment adviser with respect to each mutual fund series described on Exhibit A hereto (individually, a “Fund” and collectively, the “Funds”) for the periods and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. Additional Funds may be added to this Agreement by amendment to Exhibit A and without the necessity for reapproval of this Agreement by any Fund then already covered by this Agreement.

2.             Duties of Adviser.

(a)          Subject to the general supervision of the Board of Directors of the Corporation, the Adviser shall manage the investment operations of each Fund and the composition of each Fund’s assets, including the purchase, retention and disposition thereof. In this regard, the Adviser, with respect to each Fund:

(i)            shall provide supervision of the Fund’s assets, furnish a continuous investment program for the Fund, and determine from time to time what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested as cash;

(ii)          shall place orders pursuant to its determinations either directly with the issuer or with any broker, dealer, or futures commission merchant that deals in the securities, futures contracts, or other financial instruments in which the Fund is active. In placing orders, the Adviser shall use its best efforts to seek best execution; provided that for the avoidance of doubt it shall be entitled to cause the Corporation to pay any such broker or dealer an amount of commission for effecting transactions in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction if the brokerage or research services provided by such broker or dealer are reasonable in relation to the amount of commission, viewed in light of either that particular investment transaction or the overall responsibilities of the Adviser with respect to the Corporation, and may rely upon the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

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(iii)         may, on occasions when it deems the purchase or sale of an asset to be in the best interests of the Fund as well as one or more other clients (including any other investment company or advisory account for which the Adviser acts as adviser), aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain a more favorable net price or execution; in such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(b)          The Adviser is authorized as the agent of the Corporation to give instructions to any service provider serving as custodian of the Funds as to deliveries of securities and payments of cash for the account of each Fund.

(c)          The Adviser, in the performance of its duties to each Fund hereunder, shall (i) act in conformity with the Articles and By-Laws of the Corporation; the Registration Statement (including without limitation the then-current Prospectus and Statement of Additional Information) in respect of the Fund; all codes, policies and procedures maintained by the Company and applicable to the Adviser, including without limitation codes of ethics or conduct and proxy voting policies; and the instructions and directions of the Board of Directors of the Corporation; and (ii) comply with and conform to the requirements of the 1940 Act, the Securities Act of 1933, as amended, the Exchange Act, any applicable provisions of the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws, regulations, and rulings.

(d)          The Adviser shall at all times maintain its registration as an investment adviser under the Advisers Act and comply in all material respects with the requirements of the Advisers Act.

(e)          The Adviser shall provide, at its own expense, such office space, personnel, facilities, equipment and other materials, resources and assets as are necessary or appropriate for the provision of its services hereunder.

(f)           The Adviser shall render to the Board of Directors of the Corporation such periodic and special reports and information as the Board may reasonably request.

(g)          The services of the Adviser hereunder are not deemed exclusive and the Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

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(h)          The Adviser and its directors, officers, employees and other corporate agents shall not be liable for any error of judgment or mistake of law, for any other act or omission, or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, by reason of its reckless disregard of its obligations and duties under this Agreement, or to the extent specified in Section 36(b) of the 1940 Act regarding loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

(i)            Adviser hereby acknowledges that the Corporation’s Articles and By-laws limit shareholder liability and agrees that any obligations assumed by a Fund pursuant to this Agreement shall be limited in all cases to that Fund and its respective assets. Adviser agrees that it shall not seek satisfaction of any such obligation from the shareholders of the Corporation, nor from the directors, officers, employees or agents of the Corporation.

(j)            Subject to any approvals required by Section 15 of the 1940 Act, the Adviser may enter into any written investment sub-advisory contract with another affiliated or unaffiliated party pursuant to which, at the Adviser’s own expense, such party will carry out some or all of Adviser’s responsibilities (as specified in such investment sub-advisory contract) set forth in this Agreement. The retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement.

3.             Expenses.

(a)          During the term of this Agreement, the Adviser will pay all costs incurred by it in connection with the performance of its duties under paragraph 2 hereof, other than the cost (including taxes and brokerage commissions, if any) of assets purchased or sold for the Fund.

(b)          In addition to the foregoing, the Adviser may from time to time at its option (but shall be under no obligation to) voluntarily assume or undertake to reimburse a Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Adviser. Any such voluntary assumption or undertaking may be discontinued or modified at any time by the Adviser.

4.             Compensation.

(a)          For the services provided and the expenses assumed by the Adviser pursuant to this Agreement, each Fund will pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered by it hereunder, an annual management fee as shown on Exhibit A attached hereto. The foregoing fee will be computed on each day based on the value of net assets on such day and will be paid to the Adviser monthly in arrears.

(b)          During any period when the determination of net asset value is suspended, the net asset value of a Fund as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until the net asset value is again determined.

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(c)         If this Agreement is terminated prior to the end of any month, the fee to the Adviser for the portion of any month in which this Agreement is in effect shall be prorated according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

5.             Books and Records. The Adviser shall maintain all of the Fund’s records that relate to the provision of investment advisory services and transactions in portfolio securities for the Fund. The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund’s request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act, or any successor rule thereto, any such records as are required to be maintained by it pursuant to Rule 31a-1 of the Commission under the 1940 Act or any successor rule thereto.

6.             Permissible Interests. The Corporation acknowledges and agrees that directors, officers, agents, and shareholders of the Corporation or of the Adviser are or may in the future become interested persons of the Adviser or Corporation (or any successors thereof), respectively, as directors, partners, officers, shareholders, or otherwise, and that the Adviser is or may become interested in the Corporation and any Fund. All such interests shall be fully disclosed between the parties on an ongoing basis to the extent required by law. In addition, brokerage transactions for the Corporation may be effected through affiliates of the Adviser or any sub-adviser to the extent permitted by the Corporation’s compliance policies and procedures, subject to the rules and regulations of the Securities and Exchange Commission.

7.             Duration and Termination. This Agreement will become effective with respect to a Fund upon approval of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act). Unless terminated as hereinafter provided, this Agreement shall continue in effect for two years from effectiveness of this Agreement as to such Fund, and thereafter shall continue automatically for successive periods of one year each so long as each such latter continuance is approved at least annually by (i) the vote of a majority of the Board of Directors of the Corporation who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) either by a vote of a majority of the Board of Directors of the Corporation or by vote of a majority of the outstanding shares of such Fund (as defined with respect to voting securities in the 1940 Act). This Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the outstanding shares of such Fund (as so defined) on 60 days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Corporation. This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act and the rules thereunder).

8.             Name of the Fund. The Adviser agrees that the words “Thompson IM” or “Thompson” may be used in the name of the Corporation and any mutual fund series and that such name, any related logos and any service marks containing the words “Thompson IM” or “Thompson” may be used in connection with their business in perpetuity and that such use shall be royalty-free, whether or not this Agreement or any other advisory agreement with the Adviser is in effect for the Funds. The Corporation acknowledges that it has no rights to the name “Thompson IM” or “Thompson” or such logos or service marks other than those granted in this paragraph and that the Adviser reserves to itself the right to grant the nonexclusive right to use the words “Thompson IM” or “Thompson” or such logos or service marks to any other person, including, but not limited to, another investment company.

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9.             Status of Adviser as Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Corporation from time to time, have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

10.         Amendment of Agreement. This Agreement may be amended by the mutual consent of the parties hereto and only in accordance with the provisions of the 1940 Act and the rules and regulations thereunder.

11.         Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Wisconsin, without regard to conflict of law principles, and shall be binding up and shall inure to the benefit of the parties hereto and their respective successors, subject to paragraph 7 hereof. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. This Agreement supersedes any prior agreement between the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the date first above written.

THOMPSON IM FUNDS, INC.

By: ___________________________

Jason L. Stephens

Chief Executive Officer

THOMPSON INVESTMENT MANAGEMENT, INC.

By: ___________________________

Jason L. Stephens

Chief Executive Officer

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PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY
11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E85974-S92629

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
1. To approve a proposed New Advisory Agreement between Thompson Investment Management, Inc. and the Company, on behalf of each Fund.	☐	☐	☐
2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.			

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

The undersigned acknowledges receipt of the Notice of Special Meeting of the Shareholders and the accompanying Proxy Statement.

NOTE: Please sign exactly as your name(s) appears on this Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date